Exhibit 99.1

AGBA ACQUISITION LIMITED COMPLETES BUSINESS COMBINATION WITH TAG HOLDINGS LIMITED

●	Pursuant to a Business Combination with TAG Holdings Limited and other parties, AGBA Acquisition Limited has completed its planned business combination.

●	The post-combination company, which has taken on the name AGBA Group Holding Limited (“AGBA”), is expected to begin trading on NASDAQ on Tuesday, November 15, 2022.

●	AGBA is now one of Hong Kong’s leading full-service wealth management and fintech platform.

NEW YORK, November 14, 2022 /PRNewswire/ — AGBA Acquisition Limited (NASDAQ: AGBA, AGBAU, AGBAW, AGBAR), a special purpose acquisition company, announced today that it has completed its business combination with TAG Holdings Limited (“TAG”) pursuant to the Business Combination Agreement, dated November 3, 2021, between it, TAG, and the other parties to the agreement (as amended) (the “Business Combination Agreement”). Through an acquisition merger, AGBA has become the 100% owner of the issued and outstanding securities of each of TAG International Limited and TAG Asia Capital Holdings Limited (together, the “TAG Business”), each formerly wholly-owned subsidiaries of TAG. The business combination was approved by AGBA’s shareholders at an extraordinary general meeting on November 10, 2022. The post-combination company has been renamed, “AGBA Group Holding Limited” and its ordinary shares and warrants are expected to begin trading on the Nasdaq Capital Market (“Nasdaq”) on November 15, 2022 under the ticker symbols “AGBA” and “AGBAW” respectively.

Under its new name, AGBA will operate the TAG Business and its OnePlatform brand, which offers a full-service platform to banks, other financial institutions, brokers, and individual independent financial advisors to advise and serve its retail clients. AGBA’s technology-enabled platform will offer a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, money lending, and real estate agency. AGBA will also be managing an ensemble of financial technology investments including Tandem Fintech Limited, a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments, and social sharing.

“We are excited to launch our next chapter as the market-leading personal ‘wealth and health’ platform company in the Greater Bay Area of southern China,” said Wing-Fai Ng, President of TAG, who will serve as Chairman and Executive Director of AGBA. “Health and wealth are the very definition of happiness in a Chinese society. As the Greater Bay Area is one of the world’s largest financial services markets, we are pleased to create a digital ecosystem offering full-suite financial products and services to individual and corporate customers. AGBA will leverage existing infrastructure, business partners, and its large user base to optimize customer experience through technology. The combination enables our digital transformation and further strengthens our competitive advantages in procuring and financing new clients and partners.”

Gordon Lee, CEO of AGBA Acquisition Limited, said, “We are extremely honored to become associated with TAG International Limited and TAG Asia Capital Holdings Limited. These are companies with an accomplished management team that have developed innovative financial products and services to address customers’ evolving needs. We are also excited to introduce AGBA — and the opportunities in its holdings — to a global investor base while positioning it for sustainable growth.”

Overview of Business Combination

Pursuant to the terms of the Business Combination Agreement, AGBA acquired, by way of acquisition merger, all the issued and outstanding equity securities of each of the TAG Business in consideration for the issuance of 55,500,000 ordinary shares of AGBA, with a deemed price per share of US$10.00, to the sole shareholder of the TAG Business – TAG. Additional information about the transaction was filed by AGBA with the Securities and Exchange Commission (“SEC”) and is available at www.sec.gov.

Loeb & Loeb LLP acted as legal advisor to AGBA Acquisition Limited. Dechert LLP acted as the legal advisor to TAG and its subsidiaries.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which was filed by AGBA with the SEC as an exhibit to a Current Report on Form 8-K, dated November 4, 2021, and it subsequent amendments filed by AGBA with the SEC as exhibits to Current Reports on Form 8-K on November 19, 2021, January 7, 2022, May 6, 2022, August 30, 2022, and October 21, 2022, respectively.

About the TAG Business

TAG International Limited and TAG Asia Capital Holdings Limited form an integral part of TAG’s broader portfolio of companies. Through their wholly-owned subsidiaries and by leveraging TAG’s wider platform, the TAG Business provides products and infrastructure for marketplaces that bring together producers and consumers, encompassing business-to-business (“B2B”), financial technology, healthcare, and retail. The TAG Business serves over 400,000 individual and corporate customers and offers approximately 1,800 financial products. The TAG Business serves both B2B and business-to-consumer channels (“B2C”). B2B customers include corporate clients such as corporates, banks, and licensed representatives, targeting partnership acquisition, provision of products, corporate solutions, and infrastructure support; while B2C customers are retail customers, targeting sales of wealth and health management products and services.

About AGBA Acquisition Limited

AGBA Acquisition Limited is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the United States federal securities laws with respect to the transaction between AGBA and TAG and regarding AGBA’s future business expectations which involve risks and uncertainties. All statements other than statements of historical fact contained in this document, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of AGBA, market size and growth opportunities, competitive position, technological and market trends, and the potential benefits and expectations related to the terms and timing of any proposed transactions, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of AGBA, TAG, and their relevant subsidiaries, which are all subject to change due to various factors including, without limitation, changes in general economic conditions. Any such estimates, assumptions, expectations, forecasts, views, or opinions, whether or not identified in this document, should be regarded as indicative, preliminary, and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The forward-looking statements contained in this document are subject to a number of factors, risks and uncertainties, some of which are not currently known to AGBA, TAG, or their relevant subsidiaries. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AGBA’s definitive proxy statement related to the business combination transaction, dated October 28, 2022, and other documents filed by AGBA from time to time with the United States Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither AGBA, TAG, nor their subsidiaries presently know, or that AGBA, TAG, or their subsidiaries currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect AGBA’s, TAG’s, and their subsidiaries’ expectations, plans, projections, or forecasts of future events. If any of the risks materialize or AGBA’s, TAG’s, or their subsidiaries’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. AGBA, TAG, and their subsidiaries anticipate that subsequent events and developments may cause their assessments to change. However, while AGBA, TAG, and their subsidiaries may elect to update these forward-looking statements at some point in the future, AGBA, TAG, and their subsidiaries specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by AGBA, TAG, their subsidiaries, or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing AGBA’s, TAG’s, or their subsidiaries assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of AGBA, TAG, and their subsidiaries contained herein are not, and do not purport to be, appraisals of the securities, assets or business of AGBA, TAG, their subsidiaries, or any other entity.

Contacts

For AGBA Group Holding Limited:

Wing Fai Ng, Chairman and Executive Director

wingfai.ng@agba.com

+852 3601 8288

For AGBA Acquisition Limited:

Gordon Lee, CEO

gordonlee9520@yahoo.com

+852 6872 0258

For TAG Holdings Limited:

Wing Fai Ng, President

Wfng@oneplatform.com.hk

+852 3601 8288